FIRST SOUTH AFRICA CORP., LTD.

                              LETTER OF TRANSMITTAL

                           To Accompany the Surrender
                                       of
                           Redeemable Class A Warrants
                                     and/or
                           Redeemable Class B Warrants

                                 Exchange Agent:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 40 Wall Street
                            New York, New York 10005
                                 (718) 921-8200

Gentlemen:


        Surrendered herewith are Redeemable Class A Warrants (the "Class A Warrants") and Redeemable Class B Warrants (the "Class B Warrants"; and, together with the Class A Warrants, the "Warrants") of First South Africa Corp., Ltd. (the "Company") numbered and registered as listed below in exchange for shares of common stock, par value $.01 per share (the "Common Stock"), of the Company, on the basis of any of the following offers: (i) two shares of Common Stock for each three Class A Warrants and three Class B Warrants, (ii) two shares of Common Stock for each five Class A Warrants and/or (iii) two shares of Common Stock for each ten Class B Warrants. A SEPARATE LETTER OF TRANSMITTAL MUST BE COMPLETED FOR THE EXCHANGE OF WARRANTS PURSUANT TO OFFER. The Company will not issue fractional shares of Common Stock or pay cash in lieu of issuing fractional shares of Common Stock. Any person surrendering an unequal number of certificates representing Class A Warrants and Class B Warrants or certificates representing an aggregate number of Class A Warrants and Class B Warrants that are not evenly divisible by three or six, as the case may be, will receive from the Company a replacement warrant certificate (the "Replacement Warrant Certificate") representing the Warrants that have not been accepted by the Company for exchange. See Instruction 2.


        Items A and D of this Letter of Transmittal must be completed in all cases.

         PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS ON THE FOLLOWING PAGES

   Item A. (Required)
--------------------------------------------------------------------------------
      NAME AND ADDRESS        |                  PLEASE FILL IN
     OF REGISTERED OWNER      |               NUMBERS AND AMOUNTS*
--------------------------------------------------------------------------------
                              |  CLASS A WARRANT       |    NUMBER OF CLASS A
                              |CERTIFICATE NUMBER      |         WARRANTS
                              |------------------------|------------------------
                              |                        |
                              |                        |
                              |------------------------|------------------------
                              |                        |
                              |                        |
                              |------------------------|------------------------
                              | TOTAL                  |
                              |                        |
                              |-------------------------------------------------
                              |  CLASS B WARRANT       |    NUMBER OF CLASS B
                              |CERTIFICATE NUMBER      |         WARRANTS
                              |------------------------|------------------------
                              |                        |
                              |                        |
                              |------------------------|------------------------
                              |                        |
                              |                        |
                              |------------------------|------------------------
                              | TOTAL                  |
                              |                        |
--------------------------------------------------------------------------------


        The undersigned represents and warrants to the Company that the undersigned is the lawful owner(s) of the above described Warrants and that the undersigned holds the Warrants free and clear of all liens, charges or encumbrances whatsoever.

* Please attach additional pages as necessary.

        IF THE NAME AND ADDRESS SHOWN ABOVE ARE NOT CORRECT, PLEASE INDICATE CHANGES. THE ABOVE DESCRIBED CLASS A WARRANTS AND CLASS B WARRANTS ARE SURRENDERED BY YOU FOR THE ACTION INDICATED BELOW:




  ITEM B.                                ITEM C.
--------------------------------------------------------------------------------
                                       |
    SPECIAL DELIVERY INSTRUCTIONS      |        SPECIAL MAILING INSTRUCTIONS
         FOR COMMON STOCK              |
                                       |       TO BE COMPLETED ONLY IF SHARES
  TO BE COMPLETED ONLY IF SHARES       |     OF COMMON STOCK ARE TO BE MAILED
OF COMMON STOCK ARE TO BE ISSUED       |     TO  AN  ADDRESS  OTHER  THAN  AS
IN  A   NAME   OTHER   THAN   AS       |     INDICATED  IN ITEM A ABOVE  (SEE
INDICATED  IN ITEM A ABOVE  (SEE       |     INSTRUCTIONS 3 AND 4). MAIL TO:
INSTRUCTIONS 3 AND 4). ISSUE TO:       |
                                       |
Name______________________________     |     Name______________________________
        (TYPE OR PRINT)                |             (TYPE OR PRINT)
                                       |
Address___________________________     |     Address___________________________
                                       |
__________________________________     |     __________________________________
                                       |
__________________________________     |     __________________________________
                        (ZIP CODE)     |                             (ZIP CODE)
                                       |
__________________________________     |     __________________________________
(SOCIAL SECURITY NUMBER OR TAXPAYER    |     (SOCIAL SECURITY NUMBER OR TAXPAYER
          I.D. NUMBER)                 |               I.D. NUMBER)
--------------------------------------------------------------------------------




ITEM D. (REQUIRED)
--------------------------------------------------------------------------------
                               REQUIRED SIGNATURES

THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST CORRESPOND EXACTLY WITH NAME(S) ON THE CLASS A WARRANTS AND CLASS B WARRANTS OR THE NAME(S) OF THE PERSON(S) TO WHOM THE SHARES OF COMMON STOCK HAVE BEEN PROPERLY ASSIGNED AND TRANSFERRED (SEE INSTRUCTIONS 1, 3 AND 4).

PLEASE         DATED:___________________________________________________________
SIGN HERE      SIGNATURE:_______________________________________________________
               TITLE (IF APPLICABLE):___________________________________________
               SOCIAL SECURITY NUMBER OR TAXPAYER I.D. NUMBER:__________________


PLEASE         SIGNATURE:_______________________________________________________
SIGN HERE      TITLE (IF APPLICABLE):___________________________________________
IF JOINT       SOCIAL SECURITY NUMBER OR TAXPAYER I.D. NUMBER:__________________
OWNERSHIP      TELEPHONE: (   ) ________________________________________________

--------------------------------------------------------------------------------




ITEM E.                                 ITEM F.
--------------------------------------------------------------------------------
                                       |
     SPECIAL DELIVERY INSTRUCTIONS     |   SIGNATURE(S) GUARANTEED, IF REQUIRED
       FOR REPLACEMENT WARRANTS        |        (SEE INSTRUCTIONS 3 AND 4)
                                       |
      To be completed ONLY if the      |
 Replacement  Warrant Certificate      |  FIRM_________________________________
 is to be issued in a name  other      |              (PLEASE PRINT)
 than  as  indicated  in  Item  A      |  BY___________________________________
 above  (see  Instructions  3 and      |               (ZIP CODE)
 4).                                   |  TITLE________________________________
                                       |
 Issue to:                             |----------------------------------------
 Name_________________________________ |
             (TYPE OR PRINT)           |
 ADDRESS______________________________ |
 _____________________________________ |
 _____________________________________ |
                            (ZIP CODE) |
 _____________________________________ |
      (SOCIAL SECURITY NUMBER OR       |
         TAXPAYER I.D. NUMBER)         |
---------------------------------------|

                                  INSTRUCTIONS

1.     GENERAL

         Please do not send certificates representing the Class A Warrants (the "Class A Warrant Certificates") or the Class B Warrants (the "Class B Warrants Certificates"; and, together with the Class A Warrant Certificates, the "Warrant Certificates") directly to the Company. Your Warrant Certificate(s), together with your signed and completed Letter of Transmittal and any required supporting documents (see Instructions 3 and 4 below), should be mailed or otherwise delivered to American Stock Transfer & Trust Company, the Exchange Agent, at the address indicated on the front hereof. The method of delivery is at your option and risk, but, if mail is used, registered insured mail, return receipt requested, is suggested.

         Items A and D of this Letter of Transmittal must be completed in all cases.

         If you wish share(s) of Common Stock to be mailed to an address other than that shown in Item A on the front hereof, you MUST complete Item C of this Letter of Transmittal.

2.       ISSUANCE OF SHARE(S) OF COMMON STOCK

         To receive your share(s) of Common Stock, your Warrant Certificates and a completed Letter of Transmittal must be sent to American Stock Transfer & Trust Company at the address indicated on the front hereof. Your share(s) of Common Stock will be sent to you when your Warrant Certificates and Letter of Transmittal have been received by American Stock Transfer & Trust Company.

         If the share(s) of Common Stock are to be issued in the same name(s) as the name(s) in which the surrendered Warrant Certificates are registered, complete Items A and D on the front hereof.

         If the share(s) of Common Stock are to be issued in a different name, see Instruction 3 and complete Items A, B and D on the front hereof.


        The Company will not issue fractional shares of Common Stock or pay cash in lieu of issuing fractional shares of Common Stock. The Company will accept Class A Warrant Certificates and Class B Warrant Certificates tendered for exchange in blocks that consist of (i) three Class A Warrants and three Class B Warrants, or multiples thereof; (ii) five Class A Warrants, or multiples thereof; and/or (iii) ten Class B Warrants, or multiples thereof. Any person surrendering an unequal number of Class A Warrant Certificates and Class B Warrant Certificates, or an aggregate number of Class A Warrants or Class B Warrants that are not evenly divisible by three or six, as the case may be, will receive from the Company a replacement warrant certificate (the "Replacement Warrant Certificate") representing the Warrants that have not been accepted by the Company for exchange. If a Replacement Warrant Certificate is to be issued in a different name, see Instruction 3 and complete Item E on the front hereof.


3.       CERTIFICATE TO BE ISSUED IN A DIFFERENT NAME

         If a certificate for shares of Common Stock (a "New Share Certificate") or a Replacement Warrant Certificate is to be issued in a name other than that of the registered holder(s) of the Warrants, your Warrant Certificates must be properly endorsed on the back thereof or be accompanied by appropriate stock powers, properly executed by the registered holder(s), so that the endorsements or stock powers are signed exactly as the name(s) of the registered holder(s) appear on the Warrant Certificates; and the signature(s) of the registered holder(s) on the Letter of Transmittal must be properly guaranteed. See Instruction 4. To request issuance of shares of Common Stock in a different name, complete Items A, B, E and F on the preceding page.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Warrant Certificates, to it or its order pursuant to the Exchange
Offer. If, however, shares of Common Stock, or a Replacement Warrant Certificate, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Warrants tendered, or if tendered Warrant Certificates are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of the Warrants to the Company or its order pursuant to the Exchange Offer, the amount of such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

4.       SIGNATURE BY OTHER THAN REGISTERED HOLDER/GUARANTEE OF SIGNATURES

         If the Letter of Transmittal is signed in Item D by an executor, administrator, trustee, guardian, attorney or the like, the Letter of Transmittal and Warrant Certificates must be accompanied by evidence satisfactory to American Stock Transfer & Trust Company of the authority of that person to sign the Letter of Transmittal.

         If the Letter of Transmittal is signed in Item D by someone other than the registered holder(s) or one of the persons described in the preceding paragraph, the Warrant Certificates must be properly endorsed or accompanied by appropriate stock powers, properly executed by the registered holder(s), so that the endorsements or stock powers are signed exactly as the name(s) of the registered holder(s) appear on the Warrant Certificates and the signature(s) must be properly guaranteed by a financial institution (a commercial bank, savings and loan association, credit union or brokerage house) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program. Complete Items A, B, D and F on the front hereof. See Instruction 3.

5.       JOINT HOLDERS OR WARRANTS REGISTERED IN DIFFERENT NAMES

         If Warrants are tendered by joint holders, all such persons must sign the Letter of Transmittal in Item D on the front hereof. If Warrants are registered in different names or forms of ownership, a separate Letter of Transmittal must be completed, signed and returned for each different registration.

6.       LOST OR DESTROYED WARRANT CERTIFICATES

         If your Warrant Certificates have been either lost or destroyed, notify American Stock Transfer & Trust Company of this fact promptly at the address set forth on the front hereof or by telephoning 1-718-921-8200 (Shareholder Relations). You will then be instructed as to the steps you must take in order to surrender the certificate representing your Warrants for exchange.

7.       BACKUP WITHHOLDING

         Under federal income tax law, American Stock Transfer & Trust Company may be required to withhold 31 percent of payments to holders presenting their Warrant Certificates for exchange who have failed to furnish a social security or other taxpayer identification number to American Stock Transfer & Trust
Company, have furnished an incorrect number, have failed to report interest or dividends correctly or under certain circumstances have failed to provide a statement, certified to be correct under penalty of perjury, as to their correct social security or other taxpayer identification number and that they are not subject to backup withholding. Certification may be made to American Stock
Transfer & Trust Company on Form W-9, a copy of which appears below. Stockholders who have questions about their status under the law should contact their attorneys, tax advisors or the Internal Revenue Service.

8.       QUESTIONS ON HOW TO SUBMIT YOUR WARRANT CERTIFICATE(S)

         Questions and requests for assistance on how to submit Warrant Certificates and general inquiries should be directed to American Stock Transfer & Trust Company at the address set forth on the front hereof or by telephoning 1-718- 921-8200 (Shareholder Relations).

      COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S)
                          REQUIRED ON THE FRONT HEREOF.

                  PAYER'S NAME: FIRST SOUTH AFRICA CORP., LTD.

         A SUBSTITUTION FORM W-9 MUST BE COMPLETED BY ALL WARRANTHOLDERS
--------------------------------------------------------------------------------
SUBSTITUTE                | PART 1--PLEASE PROVIDE YOUR | Social Security Number
                          | TIN IN THE BOX AT RIGHT AND |
FORM W-9                  | CERTIFY   BY   SIGNING  AND | OR____________________
DEPARTMENT OF THE TREASURY| DATING BELOW                |Employer Identification
INTERNAL REVENUE SERVICE  |                             |        Number
                          |                             |
PAYER'S REQUEST FOR       ------------------------------------------------------
TAXPAYER IDENTIFICATION   |                             |
NUMBER (TIN)              | CERTIFICATION--UNDER THE    |
                          | PENALTIE  OF PERJURY,  I    |
                          | CERTIFY THAT  THE INFOR-    |        Part 2--
                          | MATION PROVIDED ON  THIS    |
                          | FORM  IS  TRUE,  CORRECT    |   Awaiting TIN  [_]
                          | AND COMPLETE.               |
                                                        |
                          | SIGNATURE___________________|
                          | DATE_________________       |
                          |                             |
--------------------------------------------------------------------------------

NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS FORM MAY  RESULT IN BACKUP
         WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.